UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2023

1606 CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53425	86-1497346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 E. Camelback Rd Suite 150

Phoenix, AZ 85016

(Address of Principal Executive Offices) (Zip Code)

(602) 481-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CBDW	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Deﬁnitive Agreement.

On February 6, 2023 the Registrant, 1606 Corporation., a Nevada corporation entered into an Equity Financing Agreement and on February 8, 2023 the Registrant entered into a Registration Rights with GHS Investments LLC, a Nevada limited liability company. Under the terms of the Equity Financing Agreement, GHS agreed to provide the Registrant with up to $20,000,000 over a 24-month period after the effectiveness of a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission.

The Registrant, after the effectiveness of the registration statement will, at its discretion, deliver Puts to GHS obligating GHS to purchase Registrant’s common stock based on the investment amount in each Put notice.

The purchase price shall be eighty percent (80%) of the Market Price. Following an up-list to the NASDAQ or an equivalent national exchange by the Registrant, the purchase price shall mean ninety percent (90%) of the Market Price, subject to a floor of $2.00 per share, below which the Company shall not deliver a Put. The Registrant also is obligated to issue 400,000 shares of common stock as commitment shares to GHS.

The Registration Rights Agreement requires that the Registrant register for resale all of the Registrable Securities which would be issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company’s Common Stock on such date and the amount reasonably calculated that represents Common Stock issuable to other parties as set forth in the Equity Financing Agreement except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness. The Registrant shall use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within thirty (30) calendar days, but no more than ninety (90) calendar days after the Company has filed the Registration Statement.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit

10.6	Equity Financing Agreement

10.7	Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its  behalf by the undersigned hereunto duly authorized.

Registrant	1606 Corporation

Date: February 10, 2023	By:	/s/ Greg Lambrecht
Greg Lambrecht
Chief Executive Officer (Principal Executive Officer) and Director

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